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                      [LETTERHEAD PRICE WATERHOUSE LLP]



February 9, 1996

Securities and Exchange Commission
450 Fifth Avenue, N.W.
Washington, D.C. 20549

Dear Ladies and Gentlemen:

                          Total Research Corporation

We have read item 4 of Total Research Corporation's Form 8-K dated February 9, 1996 and are in agreement with the statements contained in paragraph 4(a) therein.

Sincerely,

/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP